Exhibit 10.32

Notice of Grant of Stock Options &
Signature Page to the Option Agreement

SITEL Corporation

ID:  47-0684333

7277 World Communications Drive

Omaha, Nebraska 68122

(402) 963-6810

Option Number:
Plan:
ID:

You have been granted an option pursuant to the SITEL Corporation 1999 Stock Incentive Plan, as amended (the “Plan”).

The terms of the option are evidenced in the attached Option Agreement, to which this Notice of Grant of Stock Options serves as the signature page.  The following terms when used in the Option Agreement have the meanings set forth below:

Optionee:
Number of Option Shares:
Grant Date:	February 1, 2006
Option Exercise Price:	$3.41
Latest Expiration Date:	February 1, 2016

The date or dates on which the option becomes exercisable is governed by Section 3 of the Option Agreement, subject to additional terms and conditions set forth in the Option Agreement and the Plan.  In no event shall the option be exercisable after the Latest Expiration Date.

By your signature and the Company’s signature below, you and the Company agree that the option whose terms are evidenced in the attached Option Agreement has been granted under and is governed by the terms and conditions of the Plan, and that you have received a copy of the Plan and the Option Agreement. You specifically acknowledge the governing laws of Nebraska and the exclusive jurisdiction of the Nebraska courts as set forth in Sections 10 and 11 of the Option Agreement.

February 1, 2006
	, SITEL Corporation	Date

[Optionee]		Date

OPTION AGREEMENT

(Incentive Stock Option)

SITEL CORPORATION

1999 STOCK INCENTIVE PLAN

THIS AGREEMENT entered into as of the Grant Date between SITEL Corporation, a Minnesota corporation (the “Company”) and Optionee.  Certain capitalized terms used herein are defined in the attached Notice of Grant of Stock Options, which serves as the signature page to this Option Agreement and is incorporated herein by this reference.  All other capitalized terms used and not otherwise defined herein shall have the meanings given them in the SITEL Corporation 1999 Stock Incentive Plan, as amended (“Plan”).

1.             Grant of Option.  The Company hereby grants to Optionee an Incentive Stock Option (the “Option”) to purchase, up to and including in the aggregate, that number of shares of voting common stock of the Company, with a par value of $.001 each (the “Stock”) equal to the Number of Option Shares at the Option Exercise Price, subject in all respects to the terms and provisions of the Plan, which has been adopted by the Company and which is incorporated herein by reference.

2.             Option Exercise Price.  The Option Exercise Price represents the Fair Market Value of a share of the Stock on the Grant Date as determined in accordance with the Plan.

3.             When Option Is Exercisable.  This Option shall become  exercisable only as provided for in this Section 3.

(a)           Exercisability Contingent on Performance.

If the Company’s diluted earnings per share (“EPS”) for the calendar year ending December 31, 2006 meets or exceeds one or more of the levels specified in the table below (the “Performance Levels”), then the percentage in such table of the Number of Option Shares corresponding to the highest EPS level achieved for such year shall become exercisable immediately upon the date that the Company reports its EPS on Form 10-K for the following calendar year ending December 31, 2007.  For avoidance of doubt, exercisability of such options is deferred until after such reporting of EPS for fiscal 2007.

If the Company’s EPS for the calendar year ending December 31, 2007 meets or exceeds one or more of the Performance Levels, then the percentage in such table of the Number of Option Shares corresponding to the highest EPS level achieved for such year, less the percentage which became exercisable in accordance with the preceding paragraph of this Section 3, shall become exercisable immediately upon the date that the Company reports its EPS on Form 10-K for the calendar year ending December 31, 2007.

If the Company’s EPS for the calendar year ending December 31, 2008 meets or exceeds one or more of the Performance Levels, then the percentage in such table of the Number of Option Shares corresponding to the highest EPS level achieved for such year, less the aggregate percentage which became exercisable in accordance with the preceding two paragraphs of this Section 3, shall become exercisable immediately upon the date that the Company reports its EPS on Form 10-K for the calendar year ending December 31, 2008.

EPS	Percentage of Number Of Option Shares That Becomes Exercisable
$0.	100%
$0.	80%
$0.	50%

If the Company’s EPS for the calendar years ending December 31, 2006, 2007 and 2008 fails to meet or exceed at least one of the Performance Levels specified in the above table, then none of the Number of Option Shares shall become exercisable.

(b)           Earnings Per Share Determination.  Should there be any issue, the Committee shall make the determination, which shall be final, binding and conclusive, what is the highest Performance Level, if any, that has been achieved for any calendar year.  EPS shall be as determined in accordance with U.S. GAAP and reported in the Company’s Form 10-K for the applicable calendar year; provided, however, that the Committee, in its discretion, may determine that one or more items of one-time gain or loss shall be excluded in the determination of EPS for a particular calendar year for purposes of this Option and all other options having the same Grant Date.

(c)           Expiration of Portion of Option That Does Not Become Exercisable.  Any portion of the Number of Option Shares that has not become exercisable by the date that the Company files its Form 10-K for the calendar year ended December 31, 2008 shall immediately expire on such date.

(d)           Exercise of Portion of Option That Becomes Exercisable.  Once any portion of the Number of Option Shares becomes exercisable, it shall remain exercisable until expiration, cancellation, or termination of this Option.  This Option may not be exercised after the Latest Expiration Date and may be exercised during its term only in accordance with the other provisions of this Option Agreement and the terms of the Plan.

4.             Effect of Termination of Employment.  If this Option is then in effect, it shall terminate earlier than the Latest Expiration Date upon the events described below:

(a)           Termination of Employment For Cause.  If the employment of Optionee with the Company or any Subsidiary is terminated by the Company or such Subsidiary for cause as determined by the Committee, then this Option shall terminate immediately upon such termination of employment.

(b)           Termination of Employment Because of Death.  If Optionee dies while employed by the Company or any Subsidiary, or within three (3) months after the termination of employment of Optionee with the Company or any Subsidiary other than for cause, then the following provisions shall apply.  Any portion of this Option which has not become exercisable under Section 3 as of the date of such termination of employment shall terminate immediately upon such termination of employment. Any portion of this Option which has become exercisable under Section 3 as of the date of such termination of employment shall remain exercisable until the one year anniversary of the date of such termination of employment (but in any event no later than the Latest Expiration Date), at which time it shall terminate.  Any such exercise of the Option following Optionee’s death shall be made only by the deceased Optionee’s executor or administrator or other duly appointed representative reasonably acceptable to the Committee, unless the deceased Optionee’s Will specifically devises such Option, in which case such exercise shall be made only by the beneficiary of such specific devise.  If a deceased Optionee’s personal representative or the beneficiary of a specific devise under such deceased Optionee’s Will is entitled to exercise any Option pursuant to the preceding sentence, then such representative or beneficiary shall be bound by all of the terms and provisions of the Plan and the applicable Option Agreement which would have applied to the deceased Optionee.

(c)          Termination of Employment Other Than For Cause or Because of Death.  If Optionee’s employment with the Company or any Subsidiary terminates for any reason other than death or termination by Company for cause, then the following provisions shall apply.  Any portion of this Option which has not become exercisable under Section 3 as of the date of such termination of employment shall terminate immediately upon such termination of employment.  Any portion of this Option which has become exercisable under Section 3 as of the date of such termination of employment shall remain exercisable until the three-month anniversary of the date of such termination of employment (but in any event no later than the Latest Expiration Date), at which time it shall terminate.

Optionee shall be deemed to have a “termination of employment” upon his or her ceasing to be employed by any of the Company or a Subsidiary or by a corporation assuming this Option in a transaction to which Section 424(a) of the Code applies.  The Committee (or its delegatee under the Plan) shall have the right to determine whether any leave of absence constitutes a termination of employment for purposes of this Option.  The Committee (or its delegatee under the Plan) shall have the right to determine whether the termination of employment of Optionee is a dismissal for cause and the date of termination in such case, which date the Committee may retroactively deem to be the date of the event that constitutes cause for dismissal.  Such determinations of the Committee shall be final, binding, and conclusive.

5.             Manner of Exercise.  As to any portion or all of this Option which is then exercisable, this Option shall be exercised by Optionee delivering all of the following to the Company prior to the expiration, cancellation or termination of this Option:  (a) a written notice of exercise duly signed by Optionee, in the form or manner determined by the Company (which may include electronic exercise); and (b) a certified or cashier’s check (or other form of payment which is satisfactory to the Company in its sole discretion) representing full payment of the Option Exercise Price for the shares of Stock being purchased.  Optionee acknowledges that before any shares will be delivered to Optionee pursuant to exercise of this Option, provision must be made for the satisfaction of all requirements, if any, for withholding taxes, either by the Optionee paying to the Company the amount of withholding taxes or, if the Company consents, by withholding from the shares issued to Optionee the number of shares having a value equal to the withholding taxes due.

6.             Non-Transferability.  This Option may not be transferred in any manner otherwise than by Will or the laws of descent and distribution, and may be exercised during the lifetime of the Optionee only by the Optionee or his or her legal representative.  The terms of this Option Agreement shall be binding upon the executors, administrators, heirs, successors, and assigns of the Optionee.

7.             Subject to Plan.  Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof.  Optionee accepts this Option subject to all the terms and provisions of the Plan.   Optionee agrees to accept as binding, conclusive, and final all decisions and interpretations of the Committee upon any questions arising under the Plan or this Option Agreement.

8.             No Rights as Shareholder.  Optionee shall have no rights as a shareholder in respect of shares of Stock as to which this Option shall not have been duly exercised and all payments and other deliveries therefor made as provided in Section 5 and shall have no rights with respect to such shares of Stock which are not expressly conferred by the Plan.

9.             No Right to Continued Retention as Employee.  Nothing in this Option Agreement shall confer or be deemed to confer upon Optionee the right to continue in the employ of the Company or any Subsidiary which employs Optionee or affect the right of the Company or any Subsidiary which employs Optionee to terminate the employment of Optionee with or without cause.

10.           Governing Law.  This Agreement shall be governed by and construed under the laws of the State of Nebraska, without reference to the conflict of laws principles of such State.

11.           Venue.  With respect to any claim arising out of this Option, Optionee hereby (a) irrevocably submits to the exclusive jurisdiction of the courts of the State of Nebraska and the United States District Court located in the City of Omaha, Nebraska; (b) irrevocably waives any objection which Optionee may have at any time to the venue of any suit, action or proceeding arising out of or relating to this Option Agreement brought in any such court and irrevocably waives any claim that such suit, action or proceeding is brought in an inconvenient forum; and (c) irrevocably waives the right to object, with respect to such claim, suit, action or proceeding brought in any such court, that such court does not have jurisdiction over Optionee.

12.           Waiver.  Nothing in the Plan or in the Optionee’s contract of employment shall be construed as giving Optionee a right to be designated for participation in the Plan or to receive, or be considered for, an option under the Plan.  Options granted pursuant to the Plan and this Agreement are voluntarily granted by the Company, and Optionee has no legal claim to continued grants of such options.  The Company may amend or terminate the Plan at any time.  Neither an option nor the shares to which it relates shall be pensionable for any purpose.  The rights and obligations of Optionee under the terms or conditions of his or her office or employment shall not be affected by Optionee’s participation in the Plan or any right Optionee may have to participate in the Plan.  An Optionee who participates in the Plan waives all and any rights to compensation or damages in consequence of the termination of Optionee’s office or employment with SITEL or any Subsidiary whether lawfully or in breach of contract insofar as those rights arise, or may arise, from Optionee ceasing to have rights under, or be entitled to exercise this Option or any other option under, the Plan as a result of such termination or from the loss or diminution in value of such rights or entitlement.  If necessary, Optionee’s terms of employment shall be varied accordingly.

13.           Severability.  If a provision of this Option is or becomes invalid in whole or in part or if there is an omission in this Option, the validity of the remaining provisions shall not be affected.  In place of the invalid provision and to fill in an omission an appropriate provision shall be effective which, to the extent legally possible, most closely reflects the intention of the contractual parties if they had considered this point.  If a provision is invalid due to a measurement of duty of time (deadline or date), it shall be replaced with a provision containing the nearest measurement allowed by law.

14.           Acceleration.  Upon the occurrence of any of the events described in the first sentence of Section 13(b) of the Plan (a “Change of Control”), any remaining portion of this Option which had not yet become exercisable shall become exercisable upon the effective date of such Change of Control.

15.           Designation as Incentive Stock Option.  This Option is intended to qualify, to the maximum extent possible, for special federal income tax treatment pursuant to Sections 421 and 422 of the Internal Revenue Code of 1986, as now in existence or subsequently amended (the “Code”), or pursuant to a successor provision of the Code. Currently, Section 422 of the Code permits an Incentive Stock Option to be issued to the extent that the aggregate Fair Market Value (determined as of the time the Incentive Stock Option is granted) of the Stock with respect to which such Incentive Stock Option is first exercisable by Optionee during any calendar year is not greater than $100,000. This Option is within such limits and accordingly is hereby designated as an Incentive Stock Option. Optionee shall notify the Company of any disposition of shares of stock issued pursuant to the exercise of this Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions) within ten (10) days after such disposition.

[End of document]

Notice of Grant of Stock Options &
Signature Page to the Option Agreement

SITEL Corporation

ID:  47-0684333

7277 World Communications Drive

Omaha, Nebraska 68122

(402) 963-6810

Option Number:
Plan:
ID:

You have been granted an option pursuant to the SITEL Corporation 1999 Stock Incentive Plan, as amended (the “Plan”).

The terms of the option are evidenced in the attached Option Agreement, to which this Notice of Grant of Stock Options serves as the signature page.  The following terms when used in the Option Agreement have the meanings set forth below:

Optionee:
Number of Option Shares:
Grant Date:	February 1, 2006
Option Exercise Price:	$3.41
Latest Expiration Date:	February 1, 2018

The date or dates on which the option becomes exercisable is governed by Section 3 of the Option Agreement, subject to additional terms and conditions set forth in the Option Agreement and the Plan.  In no event shall the option be exercisable after the Latest Expiration Date.

By your signature and the Company’s signature below, you and the Company agree that the option whose terms are evidenced in the attached Option Agreement has been granted under and is governed by the terms and conditions of the Plan, and that you have received a copy of the Plan and the Option Agreement. You specifically acknowledge the governing laws of Nebraska and the exclusive jurisdiction of the Nebraska courts as set forth in Sections 10 and 11 of the Option Agreement.

February 1, 2006
	, SITEL Corporation	Date

[Optionee]		Date

OPTION AGREEMENT

(Non-Qualified Stock Option)

SITEL CORPORATION

1999 STOCK INCENTIVE PLAN

THIS AGREEMENT entered into as of the Grant Date between SITEL Corporation, a Minnesota corporation (the “Company”) and Optionee.  Certain capitalized terms used herein are defined in the attached Notice of Grant of Stock Options, which serves as the signature page to this Option Agreement and is incorporated herein by this reference.  All other capitalized terms used and not otherwise defined herein shall have the meanings given them in the SITEL Corporation 1999 Stock Incentive Plan, as amended (“Plan”).

1.             Grant of Option.  The Company hereby grants to Optionee a Non-Qualified Stock Option (the “Option”) to purchase, up to and including in the aggregate, that number of shares of voting common stock of the Company, with a par value of $.001 each (the “Stock”) equal to the Number of Option Shares at the Option Exercise Price, subject in all respects to the terms and provisions of the Plan, which has been adopted by the Company and which is incorporated herein by reference.

2.             Option Exercise Price.  The Option Exercise Price represents the Fair Market Value of a share of the Stock on the Grant Date as determined in accordance with the Plan.

3.             When Option Is Exercisable.  This Option shall become  exercisable only as provided for in this Section 3.

(a)           Exercisability Contingent on Performance.

If the Company’s diluted earnings per share (“EPS”) for the calendar year ending December 31, 2006 meets or exceeds one or more of the levels specified in the table below (the “Performance Levels”), then the percentage in such table of the Number of Option Shares corresponding to the highest EPS level achieved for such year shall become exercisable immediately upon the date that the Company reports its EPS on Form 10-K for the following calendar year ending December 31, 2007.  For avoidance of doubt, exercisability of such options is deferred until after such reporting of EPS for fiscal 2007.

If the Company’s EPS for the calendar year ending December 31, 2007 meets or exceeds one or more of the Performance Levels, then the percentage in such table of the Number of Option Shares corresponding to the highest EPS level achieved for such year, less the percentage which became exercisable in accordance with the preceding paragraph of this Section 3, shall become exercisable immediately upon the date that the Company reports its EPS on Form 10-K for the calendar year ending December 31, 2007.

If the Company’s EPS for the calendar year ending December 31, 2008 meets or exceeds one or more of the Performance Levels, then the percentage in such table of the Number of Option Shares corresponding to the highest EPS level achieved for such year, less the aggregate percentage which became exercisable in accordance with the preceding two paragraphs of this Section 3, shall become exercisable immediately upon the date that the Company reports its EPS on Form 10-K for the calendar year ending December 31, 2008.

EPS	Percentage of Number Of Option Shares That Becomes Exercisable
$0.	100%
$0.	80%
$0.	50%

If the Company’s EPS for the calendar years ending December 31, 2006, 2007 and 2008 fails to meet or exceed at least one of the Performance Levels specified in the above table, then none of the Number of Option Shares shall become exercisable.

(b)         Earnings Per Share Determination.  Should there be any issue, the Committee shall make the determination, which shall be final, binding and conclusive, what is the highest Performance Level, if any, that has been achieved for any calendar year.  EPS shall be as determined in accordance with U.S. GAAP and reported in the Company’s Form 10-K for the applicable calendar year; provided, however, that the Committee, in its discretion, may determine that one or more items of one-time gain or loss shall be excluded in the determination of EPS for a particular calendar year for purposes of this Option and all other options having the same Grant Date.

(c)          Expiration of Portion of Option That Does Not Become Exercisable.  Any portion of the Number of Option Shares that has not become exercisable by the date that the Company files its Form 10-K for the calendar year ended December 31, 2008 shall immediately expire on such date.

(d)         Exercise of Portion of Option That Becomes Exercisable.  Once any portion of the Number of Option Shares becomes exercisable, it shall remain exercisable until expiration, cancellation, or termination of this Option.  This Option may not be exercised after the Latest Expiration Date and may be exercised during its term only in accordance with the other provisions of this Option Agreement and the terms of the Plan.

4.             Effect of Termination of Employment.  If this Option is then in effect, it shall terminate earlier than the Latest Expiration Date upon the events described below:

(a)          Termination of Employment For Cause.  If the employment of Optionee with the Company or any Subsidiary is terminated by the Company or such Subsidiary for cause as determined by the Committee, then this Option shall terminate immediately upon such termination of employment.

(b)         Termination of Employment Because of Death.  If Optionee dies while employed by the Company or any Subsidiary, or within three (3) months after the termination of employment of Optionee with the Company or any Subsidiary other than for cause, then the following provisions shall apply.  Any portion of this Option which has not become exercisable under Section 3 as of the date of such termination of employment shall terminate immediately upon such termination of employment. Any portion of this Option which has become exercisable under Section 3 as of the date of such termination of employment shall remain exercisable until the one year anniversary of the date of such termination of employment (but in any event no later than the Latest Expiration Date), at which time it shall terminate.  Any such exercise of the Option following Optionee’s death shall be made only by the deceased Optionee’s executor or administrator or other duly appointed

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representative reasonably acceptable to the Committee, unless the deceased Optionee’s Will specifically devises such Option, in which case such exercise shall be made only by the beneficiary of such specific devise.  If a deceased Optionee’s personal representative or the beneficiary of a specific devise under such deceased Optionee’s Will is entitled to exercise any Option pursuant to the preceding sentence, then such representative or beneficiary shall be bound by all of the terms and provisions of the Plan and the applicable Option Agreement which would have applied to the deceased Optionee.

(c)          Termination of Employment Other Than For Cause or Because of Death.  If Optionee’s employment with the Company or any Subsidiary terminates for any reason other than death or termination by Company for cause, then the following provisions shall apply.  Any portion of this Option which has not become exercisable under Section 3 as of the date of such termination of employment shall terminate immediately upon such termination of employment.  Any portion of this Option which has become exercisable under Section 3 as of the date of such termination of employment shall remain exercisable until the three-month anniversary of the date of such termination of employment (but in any event no later than the Latest Expiration Date), at which time it shall terminate.

Optionee shall be deemed to have a “termination of employment” upon his or her ceasing to be employed by any of the Company or a Subsidiary or by a corporation assuming this Option in a transaction to which Section 424(a) of the Code applies.  The Committee (or its delegatee under the Plan) shall have the right to determine whether any leave of absence constitutes a termination of employment for purposes of this Option.  The Committee (or its delegatee under the Plan) shall have the right to determine whether the termination of employment of Optionee is a dismissal for cause and the date of termination in such case, which date the Committee may retroactively deem to be the date of the event that constitutes cause for dismissal.  Such determinations of the Committee shall be final, binding, and conclusive.

5.             Manner of Exercise.  As to any portion or all of this Option which is then exercisable, this Option shall be exercised by Optionee delivering all of the following to the Company prior to the expiration, cancellation or termination of this Option:  (a) a written notice of exercise duly signed by Optionee, in the form or manner determined by the Company (which may include electronic exercise); and (b) a certified or cashier’s check (or other form of payment which is satisfactory to the Company in its sole discretion) representing full payment of the Option Exercise Price for the shares of Stock being purchased.  Optionee acknowledges that before any shares will be delivered to Optionee pursuant to exercise of this Option, provision must be made for the satisfaction of all requirements, if any, for withholding taxes, either by the Optionee paying to the Company the amount of withholding taxes or, if the Company consents, by withholding from the shares issued to Optionee the number of shares having a value equal to the withholding taxes due.

6.             Non-Transferability.  This Option may not be transferred in any manner otherwise than by Will or the laws of descent and distribution, and may be exercised during the lifetime of the Optionee only by the Optionee or his or her legal representative.  The terms of this Option Agreement shall be binding upon the executors, administrators, heirs, successors, and assigns of the Optionee.

7.             Subject to Plan.  Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof.  Optionee accepts this Option subject to all the terms and provisions of the Plan.   Optionee agrees to accept as binding, conclusive, and final all decisions and interpretations of the Committee upon any questions arising under the Plan or this Option Agreement.

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8.             No Rights as Shareholder.  Optionee shall have no rights as a shareholder in respect of shares of Stock as to which this Option shall not have been duly exercised and all payments and other deliveries therefor made as provided in Section 5 and shall have no rights with respect to such shares of Stock which are not expressly conferred by the Plan.

9.             No Right to Continued Retention as Employee.  Nothing in this Option Agreement shall confer or be deemed to confer upon Optionee the right to continue in the employ of the Company or any Subsidiary which employs Optionee or affect the right of the Company or any Subsidiary which employs Optionee to terminate the employment of Optionee with or without cause.

10.           Governing Law.  This Agreement shall be governed by and construed under the laws of the State of Nebraska, without reference to the conflict of laws principles of such State.

11.           Venue.  With respect to any claim arising out of this Option, Optionee hereby (a) irrevocably submits to the exclusive jurisdiction of the courts of the State of Nebraska and the United States District Court located in the City of Omaha, Nebraska; (b) irrevocably waives any objection which Optionee may have at any time to the venue of any suit, action or proceeding arising out of or relating to this Option Agreement brought in any such court and irrevocably waives any claim that such suit, action or proceeding is brought in an inconvenient forum; and (c) irrevocably waives the right to object, with respect to such claim, suit, action or proceeding brought in any such court, that such court does not have jurisdiction over Optionee.

12.           Waiver.  Nothing in the Plan or in the Optionee’s contract of employment shall be construed as giving Optionee a right to be designated for participation in the Plan or to receive, or be considered for, an option under the Plan.  Options granted pursuant to the Plan and this Agreement are voluntarily granted by the Company, and Optionee has no legal claim to continued grants of such options.  The Company may amend or terminate the Plan at any time.  Neither an option nor the shares to which it relates shall be pensionable for any purpose.  The rights and obligations of Optionee under the terms or conditions of his or her office or employment shall not be affected by Optionee’s participation in the Plan or any right Optionee may have to participate in the Plan.  An Optionee who participates in the Plan waives all and any rights to compensation or damages in consequence of the termination of Optionee’s office or employment with SITEL or any Subsidiary whether lawfully or in breach of contract insofar as those rights arise, or may arise, from Optionee ceasing to have rights under, or be entitled to exercise this Option or any other option under, the Plan as a result of such termination or from the loss or diminution in value of such rights or entitlement.  If necessary, Optionee’s terms of employment shall be varied accordingly.

13.           Severability.  If a provision of this Option is or becomes invalid in whole or in part or if there is an omission in this Option, the validity of the remaining provisions shall not be affected.  In place of the invalid provision and to fill in an omission an appropriate provision shall be effective which, to the extent legally possible, most closely reflects the intention of the contractual parties if they had considered this point.  If a provision is invalid due to a measurement of duty of time (deadline or date), it shall be replaced with a provision containing the nearest measurement allowed by law.

14.           Acceleration.  Upon the occurrence of any of the events described in the first sentence of Section 13(b) of the Plan (a “Change of Control”), any remaining portion of this Option which had not yet become exercisable shall become exercisable upon the effective date of such Change of Control.

[End of document]

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